UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 11, 2008 (June 10, 2008)

Vantage Energy Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-33496	51-0599779
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Post Oak Boulevard, Suite 610 Houston, TX		77056
(Address of principal executive offices)		(Zip Code)

(281) 404-4700
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Items.

On June 10, 2008, Vantage Energy Services, Inc., a Delaware corporation (the “Company”) held a special meeting of stockholders.  Holders of 32,330,616 shares of the Company’s  common stock, par value $0.001 per share (the “Common Stock”), were represented at the meeting.   At the meeting, the Company’s stockholders approved the following matters.

1.  The acquisition of all of the issued shares of Offshore Group Investment Limited, a Cayman Islands corporation (“OGIL”), pursuant to the Purchase Agreement, dated as of August 30, 2007, as amended on December 3, 2007, by and among the Company, F3 Capital, OGIL and Vantage Drilling Company, a Cayman Islands corporation (“Vantage Drilling”), was approved and received the following votes:

Number of
Votes Received
For	32,324,114
Against	2
Abstain	6,500

2.  The merger of a wholly owned subsidiary of Vantage Drilling with and into the Company pursuant to the Merger Agreement dated as of March 31, 2008. was approved and the received the following votes:

Number of
Votes Received
For	30,887,281
Against	2
Abstain	1,443,333

3.  The amendment to the Company’s amended and restated certificate of incorporation to remove certain provisions containing procedural and approval requirements applicable to the Company prior to the consummation of the business combination transaction was approved and received the following votes:

Number of
Votes Received
For	30,887,281
Against	2
Abstain	1,443,333

4.  The amendment to the Company’s amended and restated certificate of incorporation to increase the amount of authorized shares of Common Stock from 82,750,000 to 100,000,000 was approved and received the following votes:

Number of
Votes Received
For	30,307,541
Against	3,942
Abstain	2,019,133

5.  The 2007 Long-Term Incentive Plan pursuant to which the Company, or Vantage Drilling upon consummation of the acquisition and merger described above, may issue up to 7,500,000 shares of Common Stock was approved and received the following votes:

Number of
Votes Received
For	28,777,881
Against	2,115,902
Abstain	1,436,833

6.  The following directors were elected to serve as Class I directors until the 2009 annual meeting of stockholders or until their successors have been duly elected and qualified:

	Number of Votes Received
Name	For	Withheld
Paula A. Bragg	30,893,281	1,437,335
Jorge E. Estrada	30,892,341	1,438,275
John R. Russell	30,892,341	1,438,275

7.  The appointment of UHY LLP as the Company’s independent auditor for fiscal year 2008 was ratified and received the following votes:

Number of
Votes Received
For	30,884,321
Against	8,962
Abstain	1,437,333

On June 10, 2008, the Company also issued a press release announcing the approval of the acquisition of OGIL.  A copy of this press release is filed as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

	99.1	Vantage Energy Services, Inc. Press Release dated June 10, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2008

VANTAGE ENERGY SERVICES, INC.

/s/ CHRIS E. CELANO
Chris E. Celano,
General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

99.1	Vantage Energy Services, Inc. Press Release dated June 10, 2008